                                                                  EXHIBIT (k)(i)

                     VAN KAMPEN INSURED TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED SEPTEMBER 30, 1998




Formula                     Current Annual Income Per Share
                            -------------------------------
                                Current Offering Price



Class A Shares                          $0.960
                                        ------
                                        $20.96                    = 4.58%


Class B Shares                          $0.812
                                        ------
                                        $19.96                    = 4.07%


Class C Shares                          $0.812
                                        ------
                                        $19.95                    = 4.07%



               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula                     Distribution Rate
                            -----------------
                               1 -Tax Rate


Class A Shares                      4.58%
                                    -----
                                    1-36%                      =7.16%

Class B Shares                      4.07%
                                    -----
                                    1-36%                      =6.36%

Class C Shares                      4.07%
                                    -----
                                    1-36%                      =6.36%

            VAN KAMPEN INSURED TAX FREE INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



                                                             n
Formula                                                P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                         $19.96
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $1,033.37     =     ERV
One year period ended 09/30/98                               1     =     n

TOTAL RETURN FOR THE PERIOD                              3.34%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $19.96
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $1,084.92     =     ERV
One year period ended 09/30/98                               1     =     n

TOTAL RETURN FOR THE PERIOD                              8.49%     =     T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998

                                                              n
Formula                                                 P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                          $19.96
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,251.72     =     ERV
Five years ended 09/30/98                                     5     =     n

TOTAL RETURN FOR THE PERIOD                               4.59%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                          $19.96
Initial Investment                                    $1,000.00     =     P
Ending Redeemable Value                               $1,314.47     =     ERV
Five years ended 09/30/98                                     5     =     n

TOTAL RETURN FOR THE PERIOD                               5.62%     =     T

            VAN KAMPEN INSURED TAX FREE INCOME FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED SEPTEMBER 30, 1998

                                                                n
Formula                                                   P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $2,036.00     =     ERV
Ten years ended 09/30/98                                       10     =     n

TOTAL RETURN FOR THE PERIOD                                 7.37%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $2,137.42     =     ERV
Ten years ended 09/30/98                                       10     =     n

TOTAL RETURN FOR THE PERIOD                                 7.89%     =     T



          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998

                                                            n
Formula                                               P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                        $19.96
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $3,247.00     =     ERV
Inception through 09/30/98                              13.80     =     n

TOTAL RETURN FOR THE PERIOD                              8.91%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                        $19.96
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $3,408.46     =     ERV
Inception through 09/30/98                              13.80     =     n

TOTAL RETURN FOR THE PERIOD                              9.29%    =     T


            VAN KAMPEN INSURED TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                             ERV - P
                                                    -------
                                                       P           =     T
Including Payment of the Sales Charge
Net Asset Value                                        $19.96
Initial Investment                                  $1,000.00      =     P
Ending Redeemable Value                             $3,247.00      =     ERV

TOTAL RETURN FOR THE PERIOD                           224.70%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                        $19.96
Initial Investment                                  $1,000.00      =     P
Ending Redeemable Value                             $3,408.46      =     ERV

TOTAL RETURN FOR THE PERIOD                           240.85%      =     T

            VAN KAMPEN INSURED TAX FREE INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



                                                                n
Formula                                                   P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,036.80     =     ERV
One year period ended 09/30/98                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 3.68%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,076.80     =     ERV
One year period ended 09/30/98                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 7.68%     =     T



       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998


                                                                n
Formula                                                   P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,250.28     =     ERV
Five year period ended 09/30/98                                 5     =     n

TOTAL RETURN FOR THE PERIOD                                 4.57%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,265.28     =     ERV
Five year period ended 09/30/98                                 5     =     n

TOTAL RETURN FOR THE PERIOD                                 4.82%     =     T

            VAN KAMPEN INSURED TAX FREE INCOME FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998



                                                                n
Formula                                                   P(1+T)      =     ERV


Including Payment of the CDSC
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,322.59     =     ERV
Inception through 09/30/98                                   5.41     =     n

TOTAL RETURN FOR THE PERIOD                                 5.30%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $19.96
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,332.59     =     ERV
Inception through 09/30/98                                   5.41     =     n

TOTAL RETURN FOR THE PERIOD                                 5.45%     =     T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                         ERV - P
                                                -------
                                                   P          =     T

Including Payment of the CDSC
Net Asset Value                                   $19.96
Initial Investment                             $1,000.00      =     P
Ending Redeemable Value                        $1,322.59      =     ERV

TOTAL RETURN FOR THE PERIOD                       32.26%      =     T


Excluding Payment of the CDSC
Net Asset Value                                   $19.96
Initial Investment                             $1,000.00      =     P
Ending Redeemable Value                        $1,332.59      =     ERV

TOTAL RETURN FOR THE PERIOD                       33.26%      =     T

            VAN KAMPEN INSURED TAX FREE INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998



                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $19.95
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,066.82     =     ERV
One year period ended 09/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          6.68%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $19.95
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,076.82     =     ERV
One year period ended 09/30/98                           1     =     n

TOTAL RETURN FOR THE PERIOD                          7.68%     =     T


       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                         n
Formula                                            P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                     $19.95
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,264.63     =     ERV
Five year period ended 09/30/98                          5     =     n

TOTAL RETURN FOR THE PERIOD                          4.81%     =     T


Excluding Payment of the CDSC
Net Asset Value                                     $19.95
Initial Investment                               $1,000.00     =     P
Ending Redeemable Value                          $1,264.63     =     ERV
Five year period ended 09/30/98                          5     =     n

TOTAL RETURN FOR THE PERIOD                          4.81%     =     T


            VAN KAMPEN INSURED TAX FREE INCOME FUND - CLASS C SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


                                                          n
Formula                                              P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                       $19.95
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,291.44     =     ERV
Inception through 09/30/98                              5.13     =     n

TOTAL RETURN FOR THE PERIOD                            5.11%     =     T

Excluding Payment of the CDSC
Net Asset Value                                       $19.95
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,291.44     =     ERV
Inception through 09/30/98                              5.13     =     n

TOTAL RETURN FOR THE PERIOD                            5.11%     =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                             ERV - P
                                                    -------
                                                       P         =     T

Including Payment of the CDSC
Net Asset Value                                       $19.95
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,291.44     =     ERV

TOTAL RETURN FOR THE PERIOD                           29.14%     =     T

Excluding Payment of the CDSC
Net Asset Value                                       $19.95
Initial Investment                                 $1,000.00     =     P
Ending Redeemable Value                            $1,291.44     =     ERV

TOTAL RETURN FOR THE PERIOD                           29.14%     =     T

